United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2026

Merchants Bancorp

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-38258	20-5747400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Monon Boulevard
Carmel, Indiana 46032
(Address of Principal Executive Offices) (Zip Code)

(317) 569-7420

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MBIN	NASDAQ
Depositary Shares, each representing a 1/40th interest in a share of Series C Preferred Stock, without par value	MBINN	NASDAQ
Depositary Shares, each representing a 1/40th interest in a share of Series D Preferred Stock, without par value	MBINM	NASDAQ
Depositary Shares, each representing a 1/40th interest in a share of Series E Preferred Stock, without par value	MBINL	NASDAQ
Common Stock, without par value	MBIN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Merchants Bancorp (the “Company”) held its Annual Meeting of Shareholders on May 21, 2026. Matters voted upon by holders of the Company’s common stock were:

(1)	election of twelve (12) directors to the Company’s Board of Directors;

(2)	a non-binding, advisory vote on the compensation of the Company’s named executive officers; and

(3)	ratification of the appointment of Forvis Mazars, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

The final number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, for each matter are detailed below.

1.	Election of twelve (12) members to the Company’s Board of Directors to serve until the Company’s 2027 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her earlier resignation, removal, or death:

Director Nominee	For	Withheld	Broker Non-Votes
Michael F. Petrie	40,311,603	332,210	2,093,858
Tamika D. Catchings	34,552,845	6,120,968	2,093,858
Michael S. Curless	40,634,251	9,562	2,093,858
Thomas W. Dinwiddie	40,537,106	106,707	2,093,858
Michael J. Dunlap	40,238,642	405,171	2,093,858
Scott A. Evans	40,238,642	405,171	2,093,858
Andrew A. Juster	34,527,080	6,116,733	2,093,858
Julia L. Kaercher	39,894,133	749,680	2,093,858
Patrick D. O’Brien	34,579,661	6,064,152	2,093,858
Randall D. Rogers, Jr.	40,497,823	145,990	2,093,858
Anne E. Sellers	33,951,013	6,692,800	2,093,858
Mark E. Shaffer	40,600,459	43,354	2,093,858

2.	A non-binding, advisory vote on the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
38,671,751	1,947,562	24,500	2,093,858

3.	Ratification of the appointment of Forvis Mazars, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
42,714,503	18,347	4,821	0

Item 8.01 Other Events.

On May 21, 2026, the Company issued a press release announcing that the Company’s Board of Directors declared the following quarterly cash dividends:

•	$0.11 per share on the Company’s outstanding shares of its common stock;

•	$15.00 per share (equivalent to $0.375 per depositary share) on the Company’s outstanding shares of its 6% Series C preferred stock;

•	$20.625 per share (equivalent to $0.5156 per depositary share) on the Company’s outstanding shares of its 8.25% Series D preferred stock; and

•	$19.06 per share (equivalent to $0.4765 per depositary share) on the Company’s outstanding shares of its 7.625% Series E preferred stock.

Each of the dividends are payable on July 1, 2026 to shareholders of record on June 15, 2026.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 21, 2026 issued by Merchants Bancorp.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCORP

Date: May 21, 2026	By:	/s/ Terry Oznick
Name: Terry Oznick
Title: General Counsel and Secretary